UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2017

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue, New York, New York	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) for XCel Brands, Inc. (the “Company”) will be held on Wednesday, October 23, 2017, which is a change from the September 22, 2017 meeting date set forth in the Company’s preliminary proxy statement filed with the SEC in July, 2017. The Company held its 2016 annual meeting of stockholders on September 13, 2016. The deadline for submitting a stockholder proposal(s) to be considered for inclusion in our proxy statement for the Annual Meeting will be a reasonable time before we begin to print and send or make available such proxy statement. We currently anticipate mailing the proxy statement and associated materials for the Annual Meeting on or about September 20, 2017. Any such proposal(s), should contain (i) a description of each item of business proposed to be brought before the meeting (including the text of the proposal or business and the text of any resolutions proposed for consideration and the reasons for conducting such business at the meeting; (ii) the name and record address, as they appear on the Company’s books, of the stockholder proposing to bring such item of business before the meeting and the name and address of all Stockholder Associated Persons, as defined in the Company’s By-laws (a copy of which is filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K as filed in the SEC on November 2, 2014) , (iii) such other information as required by the Company’s By-laws and (iv) such other information regarding each matter of business to be proposed by such stockholder, regarding the stockholder in his or her capacity as a proponent of a stockholder proposal, or regarding any Stockholder Associated Person, that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitation of proxies for such business pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder. The proposal(s) as well as any questions related thereto, should be directed to the Company’s Secretary at 1333 Broadway, 10th Floor, New York, New York 10018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: September 7, 2017